Exhibit 99.4

UNAUDITED PRO FORMA COMBINED CONDENSED
CONSOLIDATED FINANCIAL INFORMATION
The following unaudited pro forma combined condensed financial information and explanatory notes show the impact on the historical financial position and results of operations of MidWestOne Financial Group, Inc. ("MidWestOne") and ATBancorp and have been prepared to illustrate the effects of the merger involving MidWestOne and ATBancorp under the acquisition method of accounting. Under the acquisition method of accounting, the assets and liabilities of ATBancorp, as of the effective date of the merger, will be recorded by MidWestOne at their respective fair values and the excess of the merger consideration over the fair value of ATBancorp’s net assets will be recorded to goodwill. The unaudited pro forma combined condensed balance sheet as of December 31, 2018 gives effect to the merger as if it occurred on that date. The unaudited pro forma combined condensed income statement for the year ended December 31, 2018 gives effect to the merger as if it occurred on January 1, 2018. The effective date of the merger was May 1, 2019.
In connection with the plan to integrate the operations of MidWestOne and ATBancorp following the completion of the merger, MidWestOne anticipates that it will incur nonrecurring charges, such as costs associated with systems implementation, severance and other costs related to exit or disposal activities. Refer to the footnotes to the unaudited pro forma combined condensed financial information below for additional information on merger-related costs. These charges will affect the results of operations of MidWestOne and ATBancorp, as well as those of the combined company following the completion of the merger, in the period in which they are recorded. The unaudited pro forma combined condensed consolidated income statements do not include the effects of the non-recurring costs associated with any restructuring or integration activities resulting from the merger or any anticipated disposition of assets that may result from integration.
The pro forma adjustments reflected in the unaudited pro forma combined condensed financial information are subject to change and may vary materially from the actual values that will be recorded at the time the accounting for the merger is completed. Adjustments may include, but not be limited to:

•	capital used or generated in ATBancorp’s operations between the signing of the merger Agreement and completion of the merger;

•	changes in the fair values of ATBancorp’s assets and liabilities;

•	other changes in ATBancorp's net assets that occurred prior to completion of the merger, which could cause material changes in the information presented below; and

•	the actual financial results of the combined company.
The unaudited pro forma combined condensed consolidated financial information is provided for informational purposes only. The unaudited pro forma combined condensed consolidated financial information is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined condensed consolidated financial information required management to make certain assumptions and estimates. The unaudited pro forma combined condensed consolidated financial information is based on, and should be read together with, the historical consolidated financial statements and related notes of MidWestOne contained in its Annual Report on Form 10-K for the year ended December 31, 2018.

MIDWESTONE FINANCIAL GROUP, INC. AND ATBANCORP
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
December 31, 2018
(in thousands, except share data)

	MidWestOne Historical	ATBancorp Historical	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS	(in thousands)
Cash and cash equivalents	$45,480	$117,882	$(26,300)	A	$137,062
Equity securities, at fair value	2,737	—	—		2,737
Debt securities available for sale, at fair value	414,101	99,574	—		513,675
Debt securities held to maturity, at amortized cost	195,822	—	—		195,822
Loans held for sale	666	987	—		1,653
Loans held for investment, net of unearned income	2,398,779	1,152,051	(19,868)	B	3,530,962
Less: allowance for loan and lease losses	29,307	12,548	(12,548)	C	29,307
Loans held for investment, net	2,369,472	1,139,503	(7,320)		3,501,655
Premises and equipment, net	75,773	17,083	9,600	D	102,456
Goodwill	64,654	3,253	4,097	F	72,004
Other intangible assets, net	9,875	682	13,801	G	24,358
Other real estate owned	535	4,130	(826)	E	3,839
Other assets	112,365	39,056	(5,304)	H	146,117
Total assets	$3,291,480	$1,422,150	$(12,252)		$4,701,378
LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$2,612,929	$1,171,828	$—		3,784,757
Federal funds purchased	56,900	550	—		57,450
Securities sold under agreements to repurchase	74,522	27,147	—		101,669
Other borrowed money	143,500	46,400	35,000	I	224,900
Subordinated debentures	—	20,435	(9,600)	J	10,835
Junior subordinated notes issued to capital trusts	23,888	19,500	(4,500)	K	38,888
Other liabilities	22,674	17,984	(185)	L	40,473
Total liabilities	2,934,413	1,303,844	20,715		4,258,972
Commitments and contingent liabilities
Shareholders’ equity:
Common stock	12,463	1,764	2,354	M	16,581
Additional paid-in capital	187,813	4,852	93,269	N	285,934
Treasury stock	(6,499)	(585)	585	O	(6,499)
Retained earnings	168,951	113,862	(130,762)	P	152,051
Accumulated other comprehensive income	(5,661)	(1,587)	1,587	Q	(5,661)
Total shareholders’ equity	357,067	118,306	(32,967)		442,406
Total liabilities and shareholders’ equity	$3,291,480	$1,422,150	$(12,252)		$4,701,378

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

MIDWESTONE FINANCIAL GROUP, INC. AND ATBANCORP
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME
Year Ended December 31, 2018
(in thousands, except per share amounts)

	MidWestOneHistorical	ATBancorp Historical	Pro Forma Merger Adjustments	Notes	Pro Forma Combined
Interest Income	(in thousands except per share amounts)
Loans	$111,193	$50,526	$3,642	R	$165,361
Taxable securities	11,742	2,260	(394)	S	13,608
Tax-exempt securities	5,827	337	—		6,164
Other	62	1,332	(187)	T	1,207
Total interest income	128,824	54,455	3,061		186,340
Interest Expense
Deposits	17,331	9,107	(302)	U	26,136
Subordinated debentures	—	1,328	(624)	V	704
Junior subordinated notes issued to capital trusts	1,184	781	225	W	2,190
Other borrowings	4,326	1,593	1,619	X	7,538
Total interest expense	22,841	12,809	918		36,568
Net Interest Income	105,983	41,646	2,143		149,859
Provision for loan losses	7,300	1,072	—		8,372
Net interest income after provision for loan losses	98,683	40,574	2,143		141,400
Noninterest Income
Trust, investment, and insurance fees	6,237	17,764	(11,619)	Y	12,382
Service charges and fees on deposit accounts	4,649	1,203	(26)	Z	5,826
Loan origination and servicing fees	3,622	2,861	(14)	AA	6,469
Other service charges and fees	6,215	3,893	(13)	BB	10,095
Investment securities gains, net	193	(1,136)	—		(943)
Other	1,872	24,179	(26,715)	CC	(664)
Total noninterest income	22,788	48,764	(38,387)		33,165
Noninterest Expense
Salaries and employee benefits	49,758	28,783	(9,168)	DD	69,373
Net occupancy and equipment expense	13,037	5,813	(1,676)	EE	17,174
Professional fees	4,641	6,505	(3,374)	FF	7,772
Data processing expense	2,951	3,931	(917)	GG	5,965
FDIC insurance expense	1,533	464	(67)	HH	1,930
Amortization of intangibles	2,296	67	2,438	II	4,801
Other	9,287	7,562	(3,806)	JJ	13,043
Total noninterest expense	83,503	53,125	(16,570)		120,058
Income before income taxes	37,968	36,213	(19,674)		52,211
Income tax provision	7,617	10,183	(5,115)	KK	12,685
Net income before noncontrolling interest	30,351	26,030	(14,559)		39,526
Net income attributable to noncontrolling interest	—	447	(447)	LL	—
Net income available to common shareholders	$30,351	$26,477	$(15,006)		$39,526
Per Common Share
Earnings basic	$2.48	$0.75	—		$2.45
Earnings diluted	$2.48	$0.75	—		$2.45
Weighted average number of common shares outstanding	12,220	35,070	(30,915)	MM	16,375
Weighted average number of diluted common shares outstanding	12,237	35,070	(30,915)	NN	16,392

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Notes to Unaudited Pro Forma Condensed Combined Financial Information
Note 1—Basis of Presentation
The unaudited pro forma combined condensed consolidated financial information has been prepared using the acquisition method of accounting for business combinations. The unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2018 is presented as if the acquisition had occurred on January 1, 2018. This information is not intended to reflect actual results that would have been achieved had the acquisition actually occurred on that date. The pro forma adjustments are preliminary, based on estimates, and are subject to change as more information becomes available and after final analysis of the fair values of both tangible and intangible assets acquired and liabilities assumed are completed. Accordingly, the final fair value adjustments may be materially different from those presented in this document.
Certain historical data of ATBancorp has been reclassified on a pro forma basis to conform to MidWestOne's classifications.
Note 2—Purchase Price
Each outstanding share of common stock, no par value per share, of ATBancorp was exchanged for (i) 117.55 shares of common stock, $1.00 par value per share, of MidWestOne; and (ii) $992.51 in cash.
Note 3—Allocation of Purchase Price of ATBancorp
Under the acquisition method of accounting, ATBancorp's assets and liabilities and any identifiable intangible assets are required to be adjusted to their estimated fair values. The excess of the purchase price over the fair value of the net assets acquired, net of deferred taxes, is allocated to goodwill. Estimated fair value adjustments included in the pro forma financial information is based upon available information, and certain assumptions considered reasonable, and may be revised as additional information becomes available. The following are the pro forma merger consideration transfered by MidWestOne, the estimated fair value of assets acquired (including identifiable intangible assets) and liabilities assumed from ATBancorp, and the goodwill created by the merger, at the date indicated.

December 31, 2018
(in thousands)
Consideration Transferred:
MidWestOne common stock issued	$102,239
Cash paid	34,800
Total consideration transferred	$137,039
Assets Acquired:
Cash and cash equivalents	$108,282
Debt securities available for sale	99,574
Loans held for sale	987
Loans held for investment	1,132,183
Premises and equipment	26,683
Core deposit intangible	14,483
Other real estate owned	3,304
Other assets	33,752
Total assets acquired	$1,419,248
Liabilities Assumed:
Deposits	$1,171,828
Borrowings	74,097
Subordinated debentures	10,835
Junior subordinated notes issued to capital trusts	15,000
Other liabilities	17,799
Total liabilities assumed	$1,289,559
Net assets acquired	$129,689
Goodwill	$7,350

Note 4—Pro Forma Adjustments
The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined financial information. All taxable balance sheet adjustments were calculated using a combined 26% tax rate to arrive at deferred tax asset or liability adjustments. All adjustments are based on current assumptions and valuations, which are subject to change.

Balance Sheet (dollars in thousands)
A. Adjustments to cash and cash equivalents

To reflect cash used by ATBancorp to redeem certain subordinated debt	$(9,600)
To reflect excess cash proceeds from MidWestOne senior debt	200
Merger expenses anticipated to be incurred	(16,900)
$(26,300)

B. Adjustment to loans, net of unearned income

To reflect estimated fair value at closing date, calculated as 1.7% of the ATBancorp loan balance.	$(19,868)

C. Adjustment to allowance for loan and lease losses

To remove ATBancorp allowance at Merger date as the credit risk is contemplated in the estimated fair value in adjustment B above.	$12,548

D. Adjustment to premises and equipment

To reflect estimated fair value of ATBancorp properties at Merger date. The estimated useful life of these properties is 39 years. To be recognized an a straight-line basis.	$9,600

E Adjustment to other real estate owned

To reflect estimated fair value of ATBancorp other real estate owned at Merger date based on MidWestOne's estimate of property values given current market conditions and additional discounts necessary to liquidate these properties.	$(826)

F. Adjustment to goodwill

To reverse ATBancorp goodwill on the books.	$(3,253)
To reflect the goodwill associated with the Merger.	7,350
$4,097

G. Adjustment to core deposit intangible ("CDI"), net

To reverse ATBancorp CDI on the books.	$(682)
To record the estimated fair value of acquired identifiable intangible assets, calculated as 1.5% of ATBancorp core deposits. Core deposits were identified as the demand, savings and money market accounts. The acquired core deposit intangible will be amortized over 10 years using a sum-of-the-years-digits method.	14,483
$13,801

Amortization Schedule - Core Deposit Intangible
Sum-of-the-years-digits method
(dollars in thousands)
Year 1	$2,633
Year 2	2,370
Year 3	2,107
Year 4	1,843
Year 5	1,580
Year 6	1,317
Year 7	1,053
Year 8	790
Year 9	527
Year 10	263
$14,483

H. Adjustment to other assets

Net deferred tax liability, calculated as follows:
Adjustment to loans held for investment, net of unearned income	$(19,868)
Adjustment to allowance for loan and lease losses	12,548
Adjustment to CDI, net	13,801
Adjustment to premises and equipment	9,600
Adjustment to other real estate owned	(826)
Adjustment to junior subordinated notes issued to capital trusts	4,500
Subtotal for fair value adjustments	19,755
Calculated net deferred tax liability at MidWestOne's estimated combined rate of 26%	(5,136)
Elimination of historical other assets from the ATB Businesses.	(168)
$(5,304)

I. Adjustment to long-term debt

To reflect proceeds from senior debt incurred by MidWestOne to fund cash portion of Merger consideration.	$35,000

J. Adjustment to subordinated debentures

To reflect cash redemption by ATBancorp of certain subordinated debentures.	$(9,600)

K. Adjustment to junior subordinated debentures

To reflect valuation mark on junior subordinated notes issued to capital trusts.	$(4,500)

L. Adjustment to other liabilities

Elimination of historical other liabilities from the ATB Businesses.	$(185)

M. Adjustments to common stock

To eliminate historical ATBancorp common stock.	$(1,764)
To reflect the issuance of MidWestOne common stock to ATBancorp shareholders.	4,118
$2,354

N. Adjustments to additional paid-in capital

To eliminate historical ATBancorp additional paid-in capital.	$(4,852)
To reflect the issuance of MidWestOne common stock to ATBancorp shareholders.	98,121
$93,269

O. Adjustment to treasury stock

To eliminate historical ATBancorp treasury stock	$585

P. Adjustment to retained earnings

Merger expenses anticipated to be incurred	$(16,900)
To eliminate historical ATBancorp retained earnings	(113,862)
$(130,762)

Q. Adjustment to accumulated other comprehensive income

To eliminate historical ATBancorp accumulated other comprehensive income.	$1,587

Income Statement
(dollars and shares in thousands)

		Year Ended December 31, 2018
R.	Adjustment to loan interest income
	To reflect accretion of loan discount resulting from loan fair value pro forma adjustment based on weighted average remaining life of five years.	$6,623
	To eliminate historical income from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	(2,981)
		$3,642

S.	Adjustment to taxable securities interest income
	To eliminate historical income from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	$(394)

T.	Adjustment to other interest income
	To eliminate historical income from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	$(187)

U.	Adjustment to deposit interest expense
	To eliminate historical expense from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	$(302)

V.	Adjustment to subordinated debentures interest expense
	Elimination of historical ATBancorp interest on subordinated debentures paid with interest calculated using an interest rate of 6.50%	$(624)

W.	Adjustment to junior subordinated notes issued to capital trusts interest expense
	To reflect additional interest expense resulting from the amortization of the merger valuation mark on ATBancorp's junior subordinated notes.	$225

X.	Adjustment to other debt interest expense
	To reflect additional interest expense resulting from the issuance of $35.0 million of new senior debt, at an estimated annual interest rate of 4.625%.	$1,619

Y.	Adjustment to trust, investment and insurance fees
	To eliminate estimated historical income from the ATB Businesses.	$(11,619)

Z.	Adjustment to service charges and fees on deposit accounts
	To eliminate historical income from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	$(26)

AA.	Adjustment to loan origination and servicing fees
	To eliminate historical income from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	$(14)

BB.	Adjustment to other service charges and fees
	To eliminate historical income from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	$(13)

CC.	Adjustment to other noninterest income
	To eliminate historical income from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	$(1)
	To eliminate estimated historical income from the ATB Businesses.	(1,383)
	To eliminate historical gain on sale from ATBancorp's sale of United American Bank subsidiary, which was sold on May 4, 2018, to be paid out as part of a special dividend prior to merger consummation.	(25,331)
		$(26,715)

DD.	Adjustment to salaries and employee benefits expense
	To eliminate historical expense from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	$(2,525)
	To eliminate estimated historical expense from the ATB Businesses.	(6,243)
	To eliminate merger-related expenses paid	(400)
		$(9,168)

EE.	Adjustment to occupancy expense
	To reflect additional depreciation expense resulting from premises and equipment pro forma adjustment based on estimated useful life of 39 years using the straight line method.	$246
	To eliminate estimated historical expense from the ATB Businesses.	(1,075)
	To eliminate historical expense from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	(845)
	To eliminate merger-related expenses paid	(2)
		$(1,676)

FF.	Adjustment to professional fees expense
	To eliminate historical expense from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	(1,508)
	To eliminate merger-related expenses paid	(1,866)
		$(3,374)

GG.	Adjustment to data processing expense
	To eliminate estimated historical expense from the ATB Businesses.	(811)
	To eliminate historical expense from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	(6)
	To eliminate merger-related expenses paid	(100)
		$(917)

HH.	Adjustment to FDIC insurance expense
	To eliminate historical expense from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	$(67)

II.	Adjustment to amortization of intangibles
	To reflect amortization of acquired intangible assets based on amortization period of 10 years and using the sum-of-the-years-digits method of amortization.	$2,633
	To eliminate historical CDI amortization at ATBancorp	(67)
		$2,438
JJ.	Adjustment to other expense
	To eliminate estimated historical expense from the ATB Businesses.	$(2,172)
	To eliminate historical expense from ATBancorp's United American Bank subsidiary, which was sold on May 4, 2018.	(1,619)
	To eliminate merger-related expenses paid	(15)
		$(3,806)
KK.	Adjustment to income tax provision
	To reflect the income tax effect of pro forma adjustments R - JJ at MidWestOne's estimated combined tax rate of 26% for 2018.	$(5,115)

LL.	Adjustment to net income attributable to noncontrolling interests
	To eliminate historical net loss attributable to noncontrolling interests stemming from ATBancorp's United American Bank subsidiary.	$(447)

MM.	Adjustment to weighted average number of common shares outstanding	(30,915)
	Adjustment to the year ended December 31, 2018 calculated as follows:
	Removal of ATBancorp weighted average number of common shares outstanding for the year ended December 31, 2018	(35,033)
	MidWestOne shares issued to ATBancorp shareholders	4,118
	Adjustment to weighted average number of common shares outstanding for the year ended December 31, 2018	(30,915)

NN.	Adjustment to weighted average number of diluted common shares outstanding	(30,915)
	Adjustment to the year ended December 31, 2018 calculated as follows:
	Removal of ATBancorp weighted average number of diluted common shares outstanding for the year ended December 31, 2018	(35,033)
	MidWestOne shares issued to ATBancorp shareholders	4,118
	Adjustment to weighted average number of diluted common shares outstanding for the year ended December 31, 2018	(30,915)